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                                                                   EXHIBIT 10.16

THE WARRANT REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NEITHER SUCH WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED. NONE OF SUCH SECURITIES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR LAWS OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                                 S1 CORPORATION

                           STOCK SUBSCRIPTION WARRANT

                                                          December 23, 1999


     1.  GENERAL.

THIS CERTIFIES that, for value received, AMERICA ONLINE, INC. ( "AOL"), or permitted assigns, is entitled to subscribe for and purchase from S1 CORPORATION, a Delaware corporation (the "Corporation"), at any time or from time to time during the period (the "Exercise Period") commencing with the date hereof and ending on the fifth anniversary of the date hereof, on the terms and subject to the provisions hereinafter set forth, up to 84,994 of shares (subject to adjustment as provided herein) of fully paid and non-assessable shares of Common Stock, $0.01 par value (the "Common Stock"), of the Corporation, at a price per share (the "Warrant Price") of $80.00. The shares of capital stock of the Corporation issuable upon exercise or exchange of this Warrant are sometimes hereinafter referred to as the "Warrant Shares".

    2.   EXERCISE OF WARRANT.

         The rights represented by this Warrant may be exercised by the holder hereof in whole or in part, at any time or from time to time during the Exercise Period, by the surrender of this Warrant (properly endorsed) at the office of the Corporation at 3390 Peachtree Road NE, Suite 1700, Atlanta, Georgia 30326, or at such other agency or office of the Corporation in the United States of America as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Corporation, and by payment (either in cash, by check, or by wire transfer of immediately available funds) to the Corporation of the

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Warrant Price for each Warrant Share being purchased together with any applicable taxes. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of the holder, and if this Warrant shall not have been exercised for all of the Warrant Shares, a new Warrant, registered in the name of the holder hereof, of like tenor to this Warrant, shall be delivered to the holder hereof within a reasonable time, not exceeding ten days, after the rights represented by this Warrant shall have been so exercised. The person in whose name any certificate for Warrant Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

     3.    EXCHANGE OF WARRANT.

           (a) In addition to, and independent of, the rights of the holder of this Warrant set forth in Section 2 hereof, the holder hereof may at any time or from time to time elect to receive, without the payment by the holder of any additional consideration, that number of Warrant Shares determined as hereinafter provided in this Section 3 by the surrender of this Warrant or any portion hereof to the Corporation, accompanied by an executed Notice of Exchange in substantially the form thereof attached hereto (the "Net Issue Election"). Thereupon, the Corporation shall issue to the holder hereof such number of fully paid and nonassessable Warrant Shares as is computed using the following formula:

                                            X = Y (A-B)
                                                -------
                                                    A

where X =  the number of Warrant Shares to be issued to the holder pursuant to this Section 3.

      Y = the number of Warrant Shares covered by this Warrant in respect of which the Net Issue Election is made pursuant to this Section 3.

      A = the Fair Market Value (as hereinafter defined) of one Warrant Share determined at the time the Net Issue Election is made pursuant to this Section 3 (the "Determination Date").

      B = the Warrant Price in effect under this Warrant at the time the Net Issue Election is made pursuant to this Section 3.

For purposes of the above calculation, "Fair Market Value" of one Warrant Share as of the Determination Date shall mean:

              (i) (A) if the Common Stock is not then traded on a national securities exchange, the average of the closing prices quoted on the National Association of Securities Dealers, Inc. Automated Quotation National Market System, if applicable, or the average of the last bid and asked prices of the Common Stock quoted in the over-the-counter-market or (B) if the Common Stock is then traded on a national securities exchange, the average of the high and low prices of the Common Stock listed on the principal national securities exchange on which



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the Common Stock is so traded, in each case for the twenty (20) trading days immediately preceding the Determination Date or, if such date is not a business day on which shares are traded, the next immediately preceding trading day; and

              (ii) in the event of a Warrant Exchange in connection with a Corporate Transaction, the value per share of Common Stock received or receivable by each holder thereof (assuming for purposes of this determination, in the case of a sale of assets, the Corporation is liquidated immediately following such sale and the consideration paid to the Corporation is immediately distributed to its stockholders); and

              (iii) in all other circumstances, the fair market value per share of Common Stock as determined by the Corporation's Board of Directors in good faith after taking into consideration all factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Corporation in private transactions negotiated at arm's length.

The closing of any Warrant Exchange shall take place at the offices of the Corporation on the date specified in the Notice of Exchange (the "Exchange Date"), which shall be not less than five and not more than 30 days after the delivery of such Notice. At such closing, the Corporation shall issue and deliver to the holder or its designee a certificate or certificates for the Warrant Shares to be issued upon such Warrant Exchange, registered in the name of the holder or such designee, and if such Warrant Exchange shall not have been for all Warrant Shares, a new Warrant, registered in the name of the holder, of like tenor to this Warrant for the number of shares still subject to this Warrant following such Warrant Exchange.


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4.      ADJUSTMENT OF WARRANT PRICE.

            (a) The Warrant Price shall be subject to adjustment from time to time as follows:

                   (i) If, at any time during the Exercise Period, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately increased, in each case in proportion to such increase in outstanding shares.

                   (ii) If, at any time during the Exercise Period, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall be appropriately increased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately decreased, in each case, in proportion to such decrease in outstanding shares.

                   (iii) All calculations under this Section 4(a) shall be made to the nearest one tenth (1/10) of a cent or to the nearest one tenth (1/10) of a share, as the case may be.

            (b) Whenever the Warrant Price shall be adjusted as provided in this Section 4 the Corporation shall forthwith file, at the office of the Corporation or any transfer agent designated by the Corporation for the Common Stock, a statement, signed by its chief financial officer, showing in detail the facts requiring such adjustment and the adjusted Warrant Price. The Corporation shall also cause a copy of such statement to be sent by first-class certified mail, return receipt requested, postage prepaid, to each holder of a Warrant at his or its address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions set forth immediately below.

            (c) In the event the Corporation shall propose to take any action of the types described in Sections 4(a) or Section 9, the Corporation shall give notice to each holder of a Warrant in the manner set forth herein, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Warrant Price then in effect and the number, kind or class of shares or other securities or property which shall be delivered or purchasable upon the occurrence of such action or deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 20 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 30 days prior to the taking of such

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proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

     5.  COVENANTS AS TO COMMON STOCK.

         The Corporation covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable and free from all liens and charges with respect to the issuance thereof. The Corporation further covenants and agrees that the Corporation will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant and will in good faith and as expeditiously as possible endeavor to take all actions necessary to issue such shares in accordance herewith. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such capital stock.


     6.  NO SHAREHOLDER RIGHTS.

         This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation.

     7.  RESTRICTIONS ON TRANSFER.

         The holder of this Warrant acknowledges that neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") and the holder of this Warrant agrees that no sale, transfer, assignment, hypothecation or other disposition of this Warrant or the Warrant Shares shall be made in the absence of (a) current registration statement under the Securities Act as to this Warrant or the Warrant Shares and the registration or qualification of this Warrant or the Warrant Shares under any applicable state securities laws is then in effect or (ii) an opinion of counsel reasonably satisfactory to the Corporation to the effect that such registration or qualification is not required. Each certificate or other instrument for Warrant Shares issued upon exercise of this Warrant shall, if required under the Securities Act or the rules promulgated thereunder, be imprinted with a legend substantially to the foregoing effect. No holder of this Warrant shall sell, transfer, or assign this Warrant, except (i) to such holder's Affiliate or (ii) with the written consent of the Company. As used herein, an "Affiliate" of such holder means any person or entity that controls such holder, is controlled by such holder or is under common control with such holder.

     8.  TRANSFER OF WARRANT.    Subject to the restrictions set forth in
Section 7, this Warrant and all rights hereunder are transferable, in whole, or in part, at the agency or office of the Corporation referred to in Section 2, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so endorsed the holder hereof may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding;


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but until each transfer on such books, the Corporation may treat the registered holder hereof as the owner hereof for all purposes.


     9. REORGANIZATIONS, ETC. In case, at any time during the Exercise Period, of any capital reorganization, of any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing operation and which does not result in any change in the Common Stock) or of the sale of all or substantially all the properties and assets of the Corporation as an entirety to any other corporation, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold to which such holder would have been entitled if he had held the Common Stock issuable upon the exercise hereof immediately prior to such reorganization, reclassification, consolidation, merger or sale. In any such reorganization or other action or transaction described above, appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Corporation will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation or entity (if other than the Corporation) resulting from such transaction or the corporation or entity purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered holder hereof at the last address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

     10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

     11. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     12. NOTICES. All notices, advices and communications to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, or by overnight courier, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the addresser listing all parties:

         (a)     If to the Corporation, to:

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                  S1 Corporation
                  3390 Peachtree Road NE
                   Suite 1700
                   Atlanta, Georgia 30326:
                  Attention:  Secretary

         (b)     If to AOL as follows:

                 America Online, Inc.
                 22000 AOL Way
                 Dulles, Virginia  20166
                 Attention: General Counsel


Or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received
(i) in the case of personal delivery, on the date of such deliver, (ii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (ii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted. As used in this Section 12, "business day" shall mean any day other than a day on which banking institutions in the Commonwealth of Virginia are legally required to be closed for business.

     13. BINDING EFFECT ON SUCCESSORS; SURVIVAL. This Warrant shall be binding upon any corporation succeeding the Corporation by merger, consolidation or acquisition of all or substantially all of the Corporation's assets. All of the obligations of the Corporation relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Corporation shall inure to the benefit of the successors and assigns of AOL.

     14. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Virginia.

     15. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Corporation shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then Fair Market Value of one Warrant Share.

                                     * * *


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               IN WITNESS WHEREOF, the undersigned have caused this Warrant and
Warrant Agreement to be executed by their duly authorized officers on the date first above written.

                                            S1 CORPORATION

                                            By: /s/ ROBERT F. STOCKWELL
                                                -------------------------------
                                                Name: Robert F. Stockwell
                                                Title: Chief Financial Officer





ATTEST: /s/ NANCY K. KENLEY
        -----------------------
          SECRETARY

                                            AMERICA ONLINE, INC.

                                            By: /s/ DAVID M. COLBURN
                                                -------------------------------
                                                Name: David M. Colburn
                                                Title: President, Business
                                                         Affairs




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                              FORM OF SUBSCRIPTION

                     [To be signed upon exercise of Warrant]

               The undersigned, the holder of the Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _________ shares of _________ of S1 Corporation and herewith makes payment of $_________ therefor, and requests that the certificates for such shares be issued in the name of and delivered to, _________________________________, whose address is

_______________________________________________.


Dated:_____________
                                            ---------------------------------
                                            (Signature)



                                            ---------------------------------
                                            (Address)

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                               NOTICE OF EXCHANGE

                        (To be executed by the Holder in
                         order to exchange the Warrant.)

               The undersigned hereby irrevocably elects to exchange this Warrant into __________ shares (the foregoing number constituting the number of Warrant Shares to be issued pursuant to Section 3 of this Warrant) of ________ of S1 Corporation, minus any shares to be deducted from the foregoing number in accordance with the terms of this Warrant, according to the conditions thereof. The undersigned desires to consummate such exchange on ________________.

Dated:

                                            -----------------------------
                                            Name of Holder:

                                            By:
                                               --------------------------


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                               FORM OF ASSIGNMENT

    [To be signed only upon transfer of Warrant subject to Section 7 thereof]

               For value received, the undersigned hereby sells, assigns and transfers unto the right represented by the Warrant to purchase _______ shares of _________ S1 Corporation, to which the Warrant relates, and appoints Attorney to transfer such right on the books of S1 Corporation, with full power of substitution in the premises.

Dated:_____________


                                            ----------------------------
                                            (Signature)

Signed in the presence of:

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